UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2017

ARMSTRONG WORLD INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-2116	23-0366390
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2500 Columbia Avenue P.O. Box 3001 Lancaster, Pennsylvania		17603
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (717) 397-0611

NA

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

On October 30, 2017, Armstrong World Industries, Inc. (the “Company”) issued a press release announcing its third quarter 2017 consolidated financial results. The full text of the press release is attached hereto as Exhibit 99.1.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On October 26, 2017, the Company’s Board of Directors approved an expansion of the Company’s existing share repurchase program to provide for an additional $250.0 million authorization over three years.  Pursuant to the program, the Company may purchase shares of its common stock at times and in such amounts as management deems appropriate, subject to market and business conditions, regulatory requirements and other factors.  Repurchases under the program may be made through open market, block and privately-negotiated transactions, including Rule 10b5-1 plans. The expanded program extends through October 2020, unless otherwise determined by the Board of Directors, does not obligate the Company to purchase any particular amounts of common stock and may be suspended or discontinued at any time without notice.

On October 30, 2017, the Company issued a press release announcing that it will report its third quarter 2017 consolidated financial results via a webcast and conference call on Monday, October 30, 2017 at 11:00 a.m. Eastern Time which can be accessed through the “Investors” section of the Company’s website, www.armstrongceilings.com. During this report, the Company will reference a slide presentation, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The Company has also updated its Investor Presentation, dated October 30, 2017, a copy of which is attached hereto as Exhibit 99.3.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.2 and 99.3, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Act, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

No. 99.1	Press Release of Armstrong World Industries, Inc. dated October 30, 2017

No. 99.2	Earnings Call Presentation Third Quarter 2017 dated October 30, 2017
No. 99.3	Armstrong World Industries, Inc. Investor Presentation dated October 30, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMSTRONG WORLD INDUSTRIES, INC.

By:	/s/ Mark A. Hershey
Mark A. Hershey
Senior Vice President, General Counsel, Secretary and Chief Compliance Officer

Date: October 30, 2017

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